EXHIBIT 3.2
                                                                     -----------




                                     BY-LAWS

                                       OF

                                FSGI CORPORATION

                              a Florida corporation

                                      INDEX
                                      -----


                                                                            PAGE
                                                                            ----

                                    ARTICLE I
                                    ---------
                                     OFFICES
                                     -------


Section 1.01               Principal Office................................    1
                           ----------------

Section 1.02               Registered Office...............................    1
                           -----------------

Section 1.03               Other Offices...................................    1
                           -------------


                                   ARTICLE II
                                   ----------
                            MEETINGS OF SHAREHOLDERS
                            ------------------------


Section 2.01               Annual Meeting..................................    1
                           --------------

Section 2.02               Special Meetings................................    1
                           ----------------

Section 2.03               Place of Meetings...............................    1
                           -----------------

Section 2.04               Voting Lists....................................    1
                           ------------

Section 2.05               Closing of Transfer Books and
                           ------------------------------
                           Fixing Record Date..............................    2
                           ------------------

Section 2.06               Notice of Meetings..............................    3
                           ------------------

Section 2.07               Precondition to Delivery of Notice of
                           --------------------------------------
                           Special Meeting of Shareholders Called
                           --------------------------------------
                           by Shareholders.................................    3
                           ---------------

Section 2.08               Quorum..........................................    3
                           ------

Section 2.09               Adjournment.....................................    3
                           -----------

Section 2.10               Organization....................................    4
                           ------------

Section 2.11               Voting..........................................    4
                           ------

Section 2.12               Proxies.........................................    5
                           -------

Section 2.13               Action by Shareholders Without a Meeting........    5
                           ----------------------------------------

                                   ARTICLE III
                                   -----------
                               BOARD OF DIRECTORS
                               ------------------


Section 3.01               Powers and Duties...............................    6
                           -----------------

Section 3.02               Qualification and Election......................    7
                           --------------------------

Section 3.03               Number and Term of Office.......................    8
                           -------------------------

Section 3.04               Organization....................................    8
                           ------------

Section 3.05               Place of Meetings...............................    8
                           -----------------

Section 3.06               Annual Meetings.................................    8
                           ---------------

Section 3.07               Regular Meetings................................    8
                           ----------------

Section 3.08               Special Meetings................................    8
                           ----------------

Section 3.09               Action by Written Consent Without
                           ---------------------------------
                            Meeting........................................    8
                            -------

Section 3.10               Conference Telephone Meetings...................    9
                           -----------------------------

Section 3.11               Quorum..........................................    9
                           ------

Section 3.12               Voting..........................................    9
                           ------

Section 3.13               Adjournment.....................................    9
                           -----------

Section 3.14               Compensation....................................    9
                           ------------

Section 3.15               Resignations....................................    9
                           ------------

Section 3.16               Vacancies.......................................    9
                           ---------

Section 3.17               Removal.........................................   10
                           -------

Section 3.18               Executive and Other Committees..................   10
                           ------------------------------


                                   ARTICLE IV
                                   ----------
                           NOTICE AND WAIVER OF NOTICE
                           ---------------------------


Section 4.01               Notice..........................................   11
                           ------

Section 4.02               Waiver of Notice................................   11
                           ----------------

                                    ARTICLE V
                                    ---------
                                    OFFICERS
                                    --------


Section 5.01               Number and Qualifications.......................   12
                           -------------------------

Section 5.02               Election and Term of Office.....................   12
                           ---------------------------

Section 5.03               Subordinate Officers, Committees and Agents.....   12
                           -------------------------------------------

Section 5.04               The Chairman of the Board.......................   12
                           -------------------------

Section 5.05               The President...................................   12
                           -------------

Section 5.06               The Vice Presidents.............................   13
                           -------------------

Section 5.07               The Secretary...................................   13
                           -------------

Section 5.08               The Treasurer...................................   13
                           -------------

Section 5.09               Salaries and Compensation.......................   14
                           -------------------------

Section 5.10               Resignations....................................   14
                           ------------

Section 5.11               Removal.........................................   14
                           -------

Section 5.12               Vacancies.......................................   14
                           ---------


                                   ARTICLE VI
                                   ----------
                         CERTIFICATES OF STOCK, TRANSFER
                         -------------------------------


Section 6.01               Share Certificate, Issuance.....................   14
                           ---------------------------

Section 6.02               Transfer........................................   15
                           --------

Section 6.03               Registered Shareholders.........................   15
                           -----------------------

Section 6.04               Lost, Destroyed or Mutilated
                           ----------------------------
                            Certificates...................................   15
                            ------------


                                   ARTICLE VII
                                   -----------
                INDEMNIFICATION OF DIRECTORS, OFFICERS AND AGENTS
                -------------------------------------------------


Section 7.01               Directors, Officers, Employees and Agents.......   16
                           -----------------------------------------

Section 7.02               Expenses........................................   17
                           --------

Section 7.03               Determination of Standard of Conduct............   17
                           ------------------------------------

Section 7.04               Independent Legal Counsel.......................   17
                           -------------------------

Section 7.05               Advance Expenses................................   17
                           ----------------

Section 7.06               Benefit.........................................   17
                           -------

Section 7.07               Insurance.......................................   18
                           ---------

Section 7.08               No Rights of Subrogation........................   18
                           ------------------------

Section 7.09               Indemnification for Past Directors..............   18
                           ----------------------------------

Section 7.10               Affiliates......................................   18
                           ----------

Section 7.11               Reliance and Non-exclusivity....................   18
                           ----------------------------

Section 7.12               Miscellaneous...................................   19
                           -------------

Section 7.13               Application of Florida Law......................   19
                           --------------------------


                                  ARTICLE VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------


Section 8.01               Corporate Seal..................................   19
                           --------------

Section 8.02               Checks..........................................   19
                           ------

Section 8.03               Dividends.......................................   19
                           ---------

Section 8.04               Deposits........................................   19
                           --------

Section 8.05               Fiscal Year.....................................   19
                           -----------

Section 8.06               Reports.........................................   19
                           -------

Section 8.07               Corporate Records...............................   20
                           -----------------

Section 8.08               Amendment of Bylaws.............................   21
                           -------------------

Section 8.09               Severability....................................   21
                           ------------

Section 8.10               Contracts or Transactions With Interested
                           -----------------------------------------
                           Directors or Officers...........................   21
                           ---------------------

                                    ARTICLE I

                                     OFFICES
                                     -------

         Section 1.01 PRINCIPAL OFFICE. The principal office of the corporation in the State of Florida shall be established at such places as the board of directors shall from time to time determine.

         Section 1.02 REGISTERED OFFICE. The registered office of the corporation in the State of Florida shall be at the office of its registered agent as stated in the articles of incorporation or as the board of directors shall from time to time determine.

         Section 1.03 OTHER OFFICES. The corporation may have additional offices at such other places, either within or without the State of Florida, as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

         Section 2.01. ANNUAL MEETING. The annual meeting of shareholders shall be held on such business day as determined by the board of directors. The shareholders entitled to vote at such meeting shall elect the directors and shall transact such other business as may properly be brought before the meeting.

         Section 2.02. SPECIAL MEETINGS. Special meetings of the shareholders of the corporation may be called, for any purpose or purposes permitted by law, by the board of directors on its own initiative and shall be called by the board of directors upon written request by the chairman of the board, president of the corporation, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting which request shall be delivered to the secretary and shall state the purpose of such meeting. Notice of such meeting shall be given by the secretary as provided herein.

         Section 2.03. PLACE OF MEETINGS. All meetings of the shareholders of the corporation shall be held at such place within or without the State of Florida as shall be designated from time to time by the board of directors and stated in the notice of such meeting or in a duly executed waiver of notice thereof.

         Section 2.04. VOTING LISTS. The officer or agent of the corporation having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting and any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each shareholder, which list shall be kept on file at the registered office of the corporation or its principal place of business or at the office of its registrar or transfer agent for a period of at least ten days prior to the meeting, and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof, shall be PRIMA FACIE evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book, or to vote, in person or by proxy, at any meeting of the shareholders. This section shall not apply if, during the entire period sixty days prior to such meeting, the corporation has less than six shareholders.

         Section 2.05. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. In order that the corporation may determine the shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, sixty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or vote at, a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting.

         In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in the case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

         If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the secretary mails the notice of the meeting or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the board of directors fixes a new record date under this section for the adjourned meeting.

         Section 2.06. NOTICE OF MEETINGS. Written notice stating the place, day and hour of every meeting of the shareholders shall be given by the secretary to each shareholder entitled to vote at such meeting, either personally or by first class mail, at least ten days, but not more than sixty days, prior to the day named for the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States first-class mail postage prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation.

         Section 2.07. PRECONDITION TO DELIVERY OF NOTICE OF SPECIAL MEETING OF SHAREHOLDERS CALLED BY SHAREHOLDERS. The secretary shall inform shareholders who have delivered a written request for a special meeting and otherwise complied with section 2.02 of the reasonably estimated costs of preparing and mailing a notice of the meeting, and, on payment of these costs to the corporation, the Secretary shall deliver notice of such meeting to each shareholder entitled thereto.

         Section 2.08. QUORUM. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for such meeting. Treasury shares, shares of this corporation's stock which are owned by another corporation the majority of the voting stock of which is owned by this corporation, and shares of this corporation's stock held by another corporation in a fiduciary capacity for the benefit of this corporation shall not be counted in determining the total number of outstanding shares for voting purposes at any given time. After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. When a specified item of business is required to be voted on by any class or series of stock, a majority of the shares of such class or series shall constitute a quorum for transaction of such item of business by that class or series.

         Section 2.09. ADJOURNMENT. When a meeting which is properly called and at which a quorum is present is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date or place of the meeting. If, however, after the adjournment the board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to vote at such meeting.

         Section 2.10. ORGANIZATION. At every meeting of the shareholders, the chairman of the board, if there be one, or in the case of vacancy in office or absence of the chairman of the board, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and then seniority, or a chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in his absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, a person appointed by the chairman, shall serve as secretary.

         Section 2.11. VOTING. If a quorum is present at any meeting, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the question is one for which, by express provision of the law or of the articles of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Except as may be otherwise provided in the articles of incorporation, every shareholder of record shall have the right, at every shareholders' meeting, to one vote for every share, and to a fraction of a vote equal to every fractional share, the stock of the corporation standing in his name on the books of the corporation. A shareholder may vote either in person or by proxy.

         Treasury shares, shares of this corporation's stock which are owned by another corporation the majority of the voting stock of which is owned by this corporation, and the shares of this corporation's stock held by another corporation in a fiduciary capacity for the benefit of this corporation shall not be voted, directly or indirectly, at any meeting of shareholders.

         At each election for directors, every shareholder entitled to vote shall have the right to vote the number of shares owned by him, for as many persons as there are directors to be elected at that time and for whose election he has a right to vote or, if cumulative voting is authorized by the articles of incorporation, to accumulate his votes by giving one candidate a number of votes equal to the number of directors to be elected at that time multiplied by the number of his votes or distribute such number of votes among any number of candidates.

         Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation, by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

         Shares held by an administrator, executor, guardian or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into the name of such person.

         Shares standing in the name of a trustee may be voted by such trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the name of such trustee. Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver, may be voted by such receiver without the transfer thereof into the name of the receiver, if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or the nominee of the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. PROXIES. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy in accordance with applicable laws.

         Section 2.13. ACTION BY SHAREHOLDERS WITHOUT MEETING. Unless otherwise provided in the articles of incorporation, any action required to be taken at any annual or special meeting of shareholders of the corporation, or any action which may be taken at any annual or special meeting of the shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of such class and of the total shares entitled to vote.

         Within ten days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters' rights are provided by Florida General Corporation Act. The notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with provisions regarding the rights of dissenting shareholders.

                                   ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------


         Section 3.01. POWERS AND DUTIES. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a board of directors, except as may be otherwise provided in the Florida General Corporation Act or the articles of incorporation. If any such provision is made in the articles of incorporation, the powers and duties conferred or imposed upon the board of directors by the Florida General Corporation Act shall be exercised or performed to such extent and by such person or persons as shall be provided in the articles of incorporation.

         A director shall perform his duties as a director, including duties as a member of any committee of the board upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with such care as an ordinary prudent person in a like position would use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

             (1) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented,

             (2) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence, or

             (3) a committee of the board upon which the director does not serve, duly designated in accordance with provisions of the articles of incorporation or these bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

         A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause such reliance described in the preceding subsection to be unwarranted.

         A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the corporation.

         A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless the director votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

         Section 3.02. QUALIFICATION AND ELECTION. Unless otherwise provided in the articles of incorporation, directors need not be residents of Florida or shareholders in the corporation. Except in the case of vacancies, directors shall be elected by the shareholders. Upon the demand of any shareholder or his proxy at any meeting of shareholders for the election of directors, the chairman of the meeting shall call for and shall afford a reasonable opportunity for the making of nominations for the office of director. Any shareholder or his proxy may nominate as many persons for the office of director as there are positions to be filled by providing the secretary with a written acceptance of nomination as director executed by such nominee. If nominations for the office of director have been called for as herein provided, only candidates who have been nominated in accordance therewith shall be eligible for election. If the board of directors is classified with respect to the power to elect directors or with respect to the terms of directors and if, due to a vacancy or vacancies, or otherwise, directors of more than one class are to be elected, each class of directors to be elected at the meeting shall be nominated and elected separately. The candidates receiving the greatest number of votes, up to the number of directors to be elected, shall be elected directors.

         Section 3.03. NUMBER AND TERM OF OFFICE. The board of directors shall consist of no less than one nor more than seven directors. The number of directors may be increased or decreased from time to time by amendment to these bylaws, but no decrease shall have the effect of shortening the term of any incumbent director. Each director shall serve until the next annual meeting of the shareholder and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         Section 3.04. ORGANIZATION. At every meeting of the board of directors, the chairman of the board, if there be one, or in the absence of the chairman of the board, the president of the corporation or a chairman chosen by a majority of the directors present, shall preside, and the secretary or any person appointed by the chairman of the meeting, shall act as secretary.

         Section 3.05. PLACE OF MEETINGS. Meetings of the board of directors of the corporation, regular or special, may be held either within or without the State of Florida.

         Section 3.06. ANNUAL MEETINGS. The board of directors shall hold an annual meeting each year immediately following the annual meeting of the shareholders at the place where such meeting of the shareholders was held for the purpose of election of officers and consideration of any other business that may be properly brought before the meeting. Notice of such annual meetings need not be given to either old or new members of the board of directors.

         Section 3.07. REGULAR MEETINGS. The board of directors shall hold regular meetings on the third Tuesday of each month, if other than a holiday and if a holiday then the next business day, unless the board of directors decides otherwise, to conduct such business as the board determines appropriate. Notice of such regular meetings need not be given to any member of the board of directors.

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

         Section 3.08. SPECIAL MEETINGS. Special meetings of the board of directors may be called by any two directors, the chairman of the board or the president on two days' prior written notice.

         Section 3.09. ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action of the board of directors or of any committee thereof, which is required or permitted to be taken at a regular or special meeting, may be taken without a meeting if consent in writing, setting forth the action so to be taken, signed by all of the members of the board of directors or of the committee, as the case may be, is filed in the minutes of the proceedings of the board of directors or committee.

         Section 3.10. CONFERENCE TELEPHONE MEETINGS. One or more members of the board of directors may participate in meetings of the board or a committee of the board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

         Section 3.11. QUORUM. A majority of the directors in office shall be present at each meeting in order to constitute a quorum for the transaction of business. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes, approves or ratifies such contract or transaction.

         Section 3.12. VOTING. Except as otherwise specified in the articles of incorporation or these bylaws or provided by statute, the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the board of directors.

         Section 3.13. ADJOURNMENT. A majority of the directors present, regardless of whether or not a quorum exists, may adjourn any meeting of the board of directors, to another time and place and no notice of any adjourned meeting need be given, other than by announcement at the meeting.

         Section 3.14. COMPENSATION. The board of directors shall have the authority to fix the compensation of directors for their attendance at meetings of the board of directors or committees thereof, and such compensation may include expenses, if any, associated with attendance at such meetings.

         Section 3.15. RESIGNATIONS. Any director of the corporation may resign at any time by giving written notice to the president or the secretary of the corporation. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.16. VACANCIES. Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

         Section 3.17. REMOVAL. At any special meeting of shareholders called for the purpose of removing or electing directors, directors may be removed from office, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote. In case the board of directors or any such class of the board of directors, or any one or more directors be so removed, new directors may be elected at the same meeting. If the corporation has cumulative voting and if less than the entire board is to removed, no individual director may be removed if the votes cast against the resolution for his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board or a class of which he is part.

         Section 3.18. EXECUTIVE AND OTHER COMMITTEES. The board of directors, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and one or more other committees, each committee to consist of two or more directors. The board may designate as alternate members of any committee, one or more directors who may replace any absent or disqualified member at any meeting of the committee.

         The executive committee or other committee shall have and exercise all of the authority of the board to the extent provided in the resolution designating the committee, except that no such committee of the board shall have the authority of the board to:

             (1) approve or recommend to shareholders actions or proposals required by law to be approved by shareholders;

             (2) designate candidates for office of director, for purposes of proxy solicitation or otherwise;

             (3) fill vacancies on the board of directors or any committee thereof;

             (4) amend these bylaws;

             (5) authorize or approve the re-acquisition of shares unless pursuant to a general formula or method specified by the board of directors; or

             (6) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares, unless pursuant to a general formula or method specified by the board of directors, within specifications authorized by law.

         A majority of the directors in office designated to a committee, or directors designated to replace them as provided in this section, shall be present at each meeting to constitute a quorum for the transaction of business and the acts of a majority of the directors in office designated to a committee or their replacements shall be the acts of the committee.

         Each committee shall keep regular minutes of its proceedings and report such proceedings periodically to the board of directors.

         Sections 3.05, 3.06, 3.07, 3.08, 3.09 and 3.11 shall be applicable to committees of the board of directors.


                                   ARTICLE IV

                           NOTICE AND WAIVER OF NOTICE
                           ---------------------------

         Section 4.01. NOTICE. Whenever written notice is required to be given to any person under the provisions of the articles of incorporation, these bylaws, or the Florida General Corporation Act, it shall be deemed given upon personal delivery or upon deposit in the United States first-class mail, postage prepaid or delivery to a telegraph or cable office for transmission upon telegram or cablegram, charges prepaid, to the address of such person appearing on the books of the corporation, or supplied by such person to the corporation for the purpose of notice.

         A notice of a meeting shall specify the place, day and hour of the meeting. Notices to shareholders shall be given as provided in Section 2.06 hereof. Notices to directors shall be given as provided in Section 3.07 hereof.

         Section 4.02. WAIVER OF NOTICE. Whenever any notice is required to be given under the Florida General Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of the shareholders, neither the business to be transacted at, nor the purpose of, the meeting need be specified in the waiver of notice of such meeting.

         Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

                                    ARTICLE V

                                    OFFICERS
                                    --------

         Section 5.01. NUMBER AND QUALIFICATION. The officers of the corporation shall consist of a president, a secretary, a treasurer, and such other officers and agents as may be deemed necessary by the board of directors. All officers and agents of the corporation shall be elected by the board of directors in accordance with the provisions of this Article. One person may hold more than one office. Officers may but need not be directors or shareholders of the corporation. The board of directors may elect from among the members of the board a chairman of the board who, if elected, shall be an officer of the corporation. Failure to elect such officers shall not affect the existence of the corporation.

         Section 5.02. ELECTION AND TERM OF OFFICE. Except such officers as may be elected pursuant to Section 5.03 or 5.12 of this Article, the officers of the corporation shall be elected annually by the board of directors to hold office until the next annual organizational meeting of directors and until a successor shall have been duly elected and qualified, or until his death, resignation or removal.

         Section 5.03. SUBORDINATE OFFICERS, COMMITTEES AND AGENTS. The board of directors may from time to time elect such officers and appoint such committees, employees or other agents as the board deems the business of the corporation may require, to hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the board of directors may delegate.

         Section 5.04. THE CHAIRMAN OF THE BOARD. The chairman of the board, if elected, shall be the chief executive officer of the corporation and have general powers of supervision, direction and control over the business and operations of the corporation, subject to the authority of the board of directors. The chairman of the board shall preside at all meetings of the shareholders and of the board of directors, and shall perform such other duties as may from time to time be requested of him by the board of directors.

         Section 5.05. THE PRESIDENT. The president shall be the chief operating officer of the corporation and shall have general supervision, direction and control over the business and operations of the corporation, subject however, to the authority of the chairman of the board and the board of directors. If the board of directors fails to elect a chairman f the board, then the president shall also be the chief executive officer of the corporation. He shall sign, execute, and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of president and such other duties as from time to time may be assigned to him by the chairman of the board and board of directors.

         Section 5.06. THE VICE PRESIDENTS. The vice presidents shall perform duties as may from time to time be assigned to them by the board of directors, the chairman of the board or the president.

         Section 5.07. THE SECRETARY. The secretary shall attend all meetings of the board of directors and committees thereof and shall record the time and place of holding of such meeting, whether regular or special, and if special, how authorized, the notice given, the names of those present at directors' meetings or the number of shares present or represented at shareholders' meetings in books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned to him by the board of directors, the chairman of the board or the president.

         Section 5.08. THE TREASURER. The treasurer shall have or provide for the custody of the funds or other property of the corporation and shall keep a separate book account of the same to his credit as treasurer; shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including, but not limited to, accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital-surplus and shares; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an accounting showing his transactions as treasurer and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned to him by the board of directors, the chairman of the board or the president. The books of account shall be open at all reasonable times to inspection by any director.

         Section 5.09. SALARIES AND COMPENSATION. The salaries, if any, of the officers elected by the board of directors shall be fixed from time to time by the board of directors or by such officer as may be designated by resolution of the board. The salaries or other compensation of any officers, employees and agents elected, appointed or retained by an officer or committee which the board of directors has delegated such a power shall be fixed from time to time by such officer or committee. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the corporation.

         Section 5.10. RESIGNATIONS. Any officer or agent may resign at any time by giving written notice of resignation to the board of directors or to the president or the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5.11. REMOVAL. Any officer, committee member, employee or agent of the corporation may be removed, either for or without cause, by the board of directors or other authority which elected or appointed such officer, committee member or other agent.

         Section 5.12. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of such term.


                                   ARTICLE VI

                         CERTIFICATES OF STOCK, TRANSFER
                         -------------------------------

         Section 6.01. SHARE CERTIFICATES, ISSUANCES. Every shareholder shall be entitled to have a certificate representing all shares to which he is entitled; and such certificate shall be signed by the chairman of the board, if any, or by the president or a vice president and by the secretary or any assistant secretary of the corporation and may be sealed with the corporate seal or a facsimile thereof. The signature of the chairman of the board, president or vice president and the secretary or assistant secretary or any corporate officer may be a facsimile if the certificate is manually signed on behalf of a transfer asset or a registrar other than the corporation itself or an employee of the corporation. In the event any officer who has signed, or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issues. Certificates representing shares of the corporation shall be in such form as provided by statute and approved by the board of directors. The share record books and the blank share certificate books shall be kept by the secretary or by any agency designated by the board of directors for that purpose. Every certificate exchanged or returned to the corporation shall be marked "CANCELLED", with the date of cancellation.

         Section 6.02. TRANSFER. Transfers of shares shall be made on the books of the corporation upon surrender of the certificates therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing.

         Section 6.03. REGISTERED SHAREHOLDERS. The corporation shall be entitled to (1) recognize a person registered on its books in whose name any shares of the corporation are registered as the absolute owner thereof with the exclusive rights to receive dividends, and to vote such shares as owner, and (2) to hold such person liable for calls, to the extent permitted by law. Except as otherwise provided by law, the corporation shall not be bound to recognize any equitable or other claim regardless of whether the corporation shall have express or other notice thereof.

         Section 6.04. LOST, DESTROYED OR MUTILATED CERTIFICATES. The holder of any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificates therefor, and the board of directors may, in its discretion, cause new certificates to be issued to him, upon satisfactory proof of such loss, destruction, or mutilation and, if the board of directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

                                   ARTICLE VII

                          Indemnification of Directors,
                         OFFICERS, EMPLOYEES AND AGENTS
                         ------------------------------

         Section 7.01. DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The corporation shall indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith in a manner he reasonably believed to be in, or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the person did not act in good faith or in a manner which he reasonably believed to be in, or not opposed to, the best interest of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         The corporation shall indemnify any person who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court in which such action or suit was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         Section 7.02. EXPENSES. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to above, or in any defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 7.03. DETERMINATION OF STANDARD OF CONDUCT. Any indemnification hereunder, unless pursuant to a determination by a court, shall be made by the corporation as authorized upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth above. Such determination shall be made either (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding, (2) by the shareholders who were not parties to such proceedings, or
(3) by independent legal counsel in a written opinion.

         Section 7.04. INDEPENDENT LEGAL COUNSEL. Independent legal counsel may be appointed by the board of directors, even if a quorum consisting of directors who were not parties to a third party proceeding or derivative action is not available or by a person designated by the board of directors. Independent legal counsel shall not include any employee of the corporation or any person who has or who is a member of employee of any firm which has rendered services to the corporation during the preceding three years. If independent legal counsel shall determine in a written opinion that indemnification is proper under this Article, indemnification shall be made without further action of the board of directors, except that no such determination shall be made by independent legal counsel for any indemnification respecting circumstances involving gross negligence or willful misconduct.

         Section 7.05. ADVANCE EXPENSES. Expenses, including attorney's fees incurred in defending any action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided above or upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized herein.

         Section 7.06. BENEFIT. The indemnification provided by this Article shall be in addition to the indemnification rights provided pursuant to Section 607 of the Florida Statutes, as amended, and shall not be deemed exclusive of any other rights to which such person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall insure to the benefit of the heirs, executors and administrators of such a person.

         Section 7.07. INSURANCE. The corporation shall be empowered to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions contained herein.

         Section 7.08. NO RIGHTS OF SUBROGATION. Indemnification herein shall be a person right and, the corporation shall have no liability under this Article VII to any insurer or any person, corporation, partnership, association, trust or other entity (other than the heirs, executors or administrators of such person) by reason of subrogation, assignment or succession by any other means to the claim of any person to indemnification hereunder.

         Section 7.09. INDEMNIFICATION FOR PAST DIRECTORS. Indemnification as provided in this section shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         Section 7.10. AFFILIATES. For the purposes of this Article, references to "the corporation" include all constituent corporations absorbed in a consolidation or merger, as well as the resulting or surviving corporation, so that any person who is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation in the same capacity.

         Section 7.11. RELIANCE AND NON-EXCLUSIVITY. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon such rights of indemnification as are provided in this Article.

         Section 7.12. MISCELLANEOUS. The corporation shall have the power to make any other or further indemnification, except an indemnification against gross negligence or willful misconduct, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         Section 7.13. APPLICATION OF FLORIDA LAW. Whenever any provision of these Bylaws is inconsistent with any provision of Florida Statutes, Section 607, as they may be amended, then in such instance Florida law shall prevail.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

         Section 8.01. CORPORATE SEAL. The corporation shall have a corporate seal in the form of a circle containing the name of the corporation, the year of incorporation and such other details as may be approved by the board of directors.

         Section 8.02. CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may designate from time to time.

         Section 8.03. DIVIDENDS. The board of directors, at any regular or special meeting thereof, subject to any restrictions contained in the articles of incorporation, may declare and pay dividends upon the shares of the corporation's stock in cash, property or the corporation's shares in accordance with the Florida General Corporation Act.

         Section 8.04. DEPOSITS. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such financial institutions or other depositaries as the board of directors may approve or designate.

         Section 8.05. FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the board of directors.

         Section 8.06. REPORTS. The board of directors may present a report of the financial condition of the corporation as of the closing date of the preceding fiscal year at the annual meeting of shareholders. Such report shall be in such form as shall be approved by the board of directors and shall be available for the inspection of shareholders at the annual meeting. The board of directors may, but shall not be required to, have such report prepared and verified by an independent certified public accountant or by a firm of practicing accountants.

         Section 8.07. CORPORATE RECORDS. There shall be kept at the registered office or principal place of business of the corporation an original or duplicate record of the proceedings of the meetings of the shareholders and of the meetings of directors, and the original or a copy of the bylaws including all amendments or alterations thereto to date, certified by the secretary of the corporation. An original or duplicate share register shall also be kept at the registered office or principal place of business of the corporation, or at the office of a transfer agent or registrar, giving the names of the shareholders, their respective addresses and the number and class of shares held by each. The corporation shall also keep appropriate, complete and accurate books or records of account, which may be kept at its registered office or at its principal place of business.

         Any person who shall have been a holder of record of one-quarter of one percent of shares or voting trust certificates therefor at least six months immediately preceding demand, or shall be the holder of record of, or the holder of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the corporation upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, during the usual hours for business, for any proper purpose, the share register, books or records of account, and records of the proceedings of the shareholders and directors, and make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where any attorney or other agent shall be the person who seeks the right to inspection, the demand shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at its registered office of Florida or at its principal place of business. Where the shareholder seeks to inspect the books and records of the corporation, other than its share register or list of stockholders, he shall first establish (1) that he has complied with the provisions of this section respecting the form and manner of making demand for inspection of such document; and (2) that the inspection he seeks is for a proper purpose. Where the shareholder seeks to inspect the share register or list of shareholders of the corporation and he has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents, the burden of proof shall be upon the corporation to establish that the inspection he seeks is for an improper purpose.

         Section 8.08. AMENDMENT OF BYLAWS. The power to adopt, alter, amend or repeal bylaws shall be vested in the board of directors unless reserved to the shareholders by the articles of incorporation. Bylaws adopted by the board of directors or by the shareholders may be repealed or changed, new bylaws may be adopted by the shareholders, and the shareholders may prescribe in any bylaw made by them that such bylaw shall not be altered, amended or repealed by the board of directors.

         Section 8.09. SEVERABILITY. The provisions of these bylaws shall be separable each from any and all other provisions of these bylaws, and if any such provision shall be adjudged to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, or the powers granted to this corporation by the articles of incorporation or bylaws.

         Section 8.10. CONTRACTS OR TRANSACTIONS WITH INTERESTED DIRECTORS OR OFFICERS. No contract or transaction between the corporation and one or more of its directors or officers, or any other corporation, firm, association, or entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be either void or voidable because of such relationship or because such directors or officers are present at or participate in the meeting of the board or committee thereof which authorizes approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

             (1) the fact of such relationship or interest disclosed or known to the board of directors or committee thereof, and the board in good faith authorizes, approves and ratifies the contract or transactions by a vote sufficient for such purpose without counting the votes or consents of the interested director or directors; or

             (2) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved and ratified in good faith by vote or written consent of the shareholders; or

             (3) the contract or transactions is fair and reasonable as to the corporation at the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.